Exhibit 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of NexPoint Residential Trust, Inc. (the “Company”) for the fiscal year ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jim Dondero, President of the Company, and Brian Mitts, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2024	/s/ Jim Dondero
Jim Dondero
President
(Principal Executive Officer)

Dated: February 27, 2024	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer
(Principal Financial Officer)